SEVERANCE AGREEMENT AND RELEASE IN FULL
This Severance Agreement and Release in Full ("Agreement") is made and entered into by and between William Ringling (“Employee”), Employee’s agents, administrators, personal representatives, heirs and assigns, and CORE MOLDING TECHNOLOGIES, INC. (the "Company"), its parent company, subsidiaries, officers, directors, shareholders, affiliates, agents, successors and assigns.

1.The Company agrees to pay Employee a lump sum of (a) $39,166.66 minus standard deductions as severance and in full and final compromise settlement of all claims that Employee has raised or could have raised against the Company at any time, up to and including the present date, including any claims for back pay, damages, court costs, attorneys’ fees, or any other monetary or equitable relief. Employee agrees this compensation is in excess of that which Employee is currently entitled and is comprised of two (2) months of base compensation. The compensation identified in (a) above will not be paid until the revocation period referenced in Exhibit A has ended.

2.Except as outlined in Paragraph 3 below and to the extent allowed by law, Employee and Employee’s attorneys, attorneys-in-fact, heirs, executors, administrators, successors and assigns, do fully release and discharge the Company, its parent company, subsidiaries, and affiliates, and their officers, directors, shareholders, agents, and employees of and from any and all grievances, charges, employment contracts, suits, legal actions or claims of any nature whatsoever, known or unknown, regarding the Company’s employment policies and practices or Employee’s employment with or separation from employment with the Company, which have been or could have been asserted by Employee, Employee’s attorneys, successors, assigns or representatives, in any claim, charge of discrimination, suit or legal action against the Company, up to and including the present time, including those arising under any laws of the United States of America or the states of the United States, specifically including Ohio, and also including, but not limited to, those claims arising under the Civil Rights Acts of 1866 and 1871, as amended; Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. § 2000e, et seq.; the Age Discrimination in Employment Act, as amended, 29 U.S.C. § 621, et seq.; the Americans With Disabilities Act, 42 U.S.C. § 12101, et seq.; the Employee Retirement Income Security Act, 29 U.S.C. § 101, et seq.; the Worker Adjustment and Retraining Notification Act (WARN); all other common and statutory laws, ordinances, rules or regulations of the United States of America and all the states of the United States, specifically including the state of Ohio, and their political subdivisions, and the public policies thereof; and all claims which were raised or could have been raised under any express or implied employment contract which Employee or Employee’s successors, assigns or representatives may claim existed with the Company.

3.This Agreement does not prohibit or prevent Employee from engaging in activities that are not waivable and protected by applicable federal or state laws. However, with regard to such activities and to the extent allowed by law, Employee is hereby releasing and waiving Employee’s right to seek or recover any form of monetary damages or monetary relief from the Company, including, but not limited to, through any proceeding before or through the Equal Employment Opportunity Commission or the National Labor Relations Board.

4.The parties agree that the Company has no prior legal obligation to make the payments agreed upon in Paragraph 1.

5.Employee affirms that the only consideration for the signing of this Agreement is that set forth in Paragraph 1 above and that no other promises or assurances of any kind have been made to Employee by the Company, its attorneys or any other person as an inducement to sign this Agreement.

6.Employee recognizes that Employee is responsible for any federal or state tax liability or any other payment, judgment or liability that could arise as a result of this Severance Agreement and Release in Full and agrees to hold harmless and indemnify the Company for any such liability.

7.Employee agrees that from the date of termination of Employee’s employment Employee will not disclose matters relating to the contents of this Agreement, including, but not limited to, the existence of this Agreement or the amount of monetary payment to anyone other than Employee’s immediate family, accountants, and attorney. Employee also agrees that Employee will not describe the contents of this Agreement in any way (i.e., generous, large, substantial, unfair, etc.).

8.Employee agrees that from the date of termination of Employee’s employment Employee will not make any disparaging remarks or derogatory comments about the Company, its policies or its managerial decisions, or any of its officers, directors, affiliates, agents or employees.

9.Employee acknowledges that Employee has returned all Company property including, but not limited to, files, computers, computer files, computer data, diskettes, software, passwords, and any other documents or data concerning the Company's methods, systems, processes, pricing, techniques, technology, developments, customers, prospective customers, employees, finances, or suppliers. Employee further acknowledges that Employee has returned such property without making or keeping any copies of such property. Employee further agrees to safeguard and keep confidential information acquired during their employment with Core.  Confidential information refers to technical data, trade secrets, and know-how including but not limited to research, product plans, products, customers, pricing or pricing models, product costing, labor and overhead rates, production rates, scrap rates, staffing, compensation, employee lists, material formulations, financial information related to Core’s plans or overall facilities .

10.This Agreement does not constitute an admission of any wrongdoing, liability or unlawful conduct by the Company, but is a severance agreement and release of all existing potential claims.

11.This Agreement shall be governed by the laws of the state of Ohio without reference to its choice of law principles, and any dispute arising hereunder shall be submitted to a state or federal court of competent jurisdiction in Ohio.

12.Employee represents and warrants that Employee has not assigned or transferred, or purported to assign or transfer, to any person or entity, any legal claims against the Company or portion thereof or interest herein and will not after the execution of this Agreement assign or attempt to assign any interest herein.

13.No waiver of any breach of any term or provision of this Agreement shall be construed to be, nor shall be, a waiver of any other breach of this Agreement. No waiver shall be binding unless in writing and signed by the party waiving the breach.

14.Employee's acceptance of the payment agreed to in Paragraph 1 at any time more than seven (7) days after the execution of this Agreement shall constitute an admission by Employee that Employee did not revoke this Agreement during the revocation period of seven (7) days; and shall further constitute an admission that this release has become effective and legally enforceable.

15.If Employee executes this Agreement at any time prior to the end of the forty-five (45) day period that the Company gave to Employee in which to consider this Agreement, such early execution was a knowing and voluntary waiver of Employee's right to consider this release for at least forty-five (45) days, and was due to Employee's belief that Employee had ample time in which to consider and understand this Agreement and in which to review this release with an attorney.

16.The Parties to this Agreement expressly acknowledge that the provisions, or portions thereof, of this Agreement shall be deemed severable and the invalidity of or unenforceability of any provision, or portion thereof, shall not affect the validity or enforceability of the other provisions hereof. If any provision, or portion thereof, of this Agreement is unenforceable for any reason, it is the express intent of the Parties that such provision, or portion thereof, shall be appropriately limited and given effect to the greatest extent that it may be enforceable in the discretion of the court or, in the alternative, such provision shall be severed in its entirety, if a court of competent jurisdiction determines a lesser limitation than what is stated is not appropriate.

17.EMPLOYEE IS ADVISED BY THE COMPANY TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS AGREEMENT. EMPLOYEE UNDERSTANDS THAT EMPLOYEE HAS FORTY FIVE (45) DAYS TO DECIDE WHETHER TO SIGN THIS AGREEMENT, AND THAT EMPLOYEE DOES NOT WAIVE OR RELEASE ANY RIGHTS OR CLAIMS AGAINST THE COMPANY WHICH MAY ARISE AFTER THE DATE OF SIGNING THIS AGREEMENT. EMPLOYEE FURTHER UNDERSTANDS THAT IF EMPLOYEE SIGNS THIS AGREEMENT, EMPLOYEE MAY REVOKE EMPLOYEE'S SIGNATURE AT ANY TIME BEFORE THE EXPIRATION OF SEVEN (7) DAYS AFTER EMPLOYEE SIGNS, AND THAT THE AGREEMENT WILL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL AFTER THIS REVOCATION PERIOD HAS PASSED. FINALLY, EMPLOYEE UNDERSTANDS THAT EMPLOYEE WILL NOT RECEIVE THE PAYMENTS REFERRED TO IN PARAGRAPH 1 UNTIL THE REVOCATION PERIOD HAS PASSED.

EMPLOYEE EXPRESSLY ACKNOWLEDGES, REPRESENTS, AND WARRANTS THAT EMPLOYEE HAS CAREFULLY READ THIS AGREEMENT, AND KNOWS THE CONTENTS THEREOF, AND SIGNS THE SAME OF EMPLOYEE'S OWN FREE ACT AND WILL; THAT EMPLOYEE FULLY UNDERSTANDS THE TERMS, CONDITIONS, AND SIGNIFICANCE OF THIS AGREEMENT; THAT EMPLOYEE HAS HAD AMPLE TIME TO CONSIDER AND NEGOTIATE THIS AGREEMENT; THAT THE COMPANY HAS ADVISED AND URGED EMPLOYEE TO CONSULT WITH AN ATTORNEY CONCERNING THIS AGREEMENT; THAT EMPLOYEE HAS HAD A FULL OPPORTUNITY TO REVIEW THIS AGREEMENT WITH AN ATTORNEY, AND HAS DONE SO OR HAS DECLINED TO DO SO; AND THAT EMPLOYEE HAS EXECUTED THIS AGREEMENT VOLUNTARILY, KNOWINGLY, AND WITH SUCH ADVICE FROM AN ATTORNEY AS EMPLOYEE DEEMS APPROPRIATE.

WITNESS:
/s/ Kevin Barnett    /s/ William Ringling
Kevin Barnett    William Ringling (“Employee”)
DATE: August 21, 2016

For CORE MOLDING TECHNOLOGIES, INC.
BY: /s/ John Zimmer
Its Duly Authorized Agent
DATE: August 24, 2016

Exhibit A

1. In exchange for the considerations set forth in Paragraph 1 of the Agreement, Employee hereby releases the Company as follows: Except as outlined in Paragraph 2 below and to the extent allowed by law, Employee and Employee’s attorneys, attorneys-in-fact, heirs, executors, administrators, successors and assigns, do fully release and discharge the Company, its parent company, subsidiaries, and affiliates, and their officers, directors, shareholders, agents and employees of and from any and all grievances, charges, employment contracts, suits, legal actions or claims of any nature whatsoever, known or unknown, regarding the Company’s employment policies and practices or Employee’s employment with or separation from employment with the Company, which have been or could have been asserted by Employee, Employee’s attorneys, successors, assigns, or representatives, in any claim, charge of discrimination, suit or legal action against the Company, up to and including the present time, including those arising under any laws of the United States of America or the states of the United States, specifically, Ohio, and also including, but not limited to, those claims arising under the Civil Rights Acts of 1866 and 1871, as amended; Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. § 2000e, et seq.; the Age Discrimination in Employment Act, as amended, 29 U.S.C. § 621, et seq.; the Americans With Disabilities Act, 42 U.S.C. § 12101, et seq.; the Employee Retirement Income Security Act, 29 U.S.C. § 101, et seq.; the Worker Adjustment and Retraining Notification Act (WARN); all other common and statutory laws, ordinances, rules or regulations of the United States of America and all the states of the United States, specifically including the state of Ohio, and their political subdivisions, and the public policies thereof; and all claims which were raised or could have been raised under any express or implied employment contract which Employee or Employee’s successors, assigns or representatives may claim existed with the Company.

2.This Agreement does not prohibit or prevent Employee from engaging in activities that are not waivable and protected by applicable federal or state laws. However, with regard to such activities and to the extent allowed by law, Employee is hereby releasing and waiving Employee’s right to seek or recover any form of monetary damages or monetary relief from the Company, including, but not limited to, through any proceeding before or through the Equal Employment Opportunity Commission or the National Labor Relations Board.

3.Employee may revoke Employee’s signature on this Exhibit A at any time before the expiration of seven (7) days after employee signs, and severance payments will not be made until after this revocation period has passed.

WITNESS:
/s/ Kevin Barnett    /s/ William Ringling
Kevin Barnett    William Ringling (“Employee”)
DATE: August 21, 2016

For CORE MOLDING TECHNOLOGIES, INC.
BY: /s/ John Zimmer
Its Duly Authorized Agent
DATE: August 24, 2016